Exhibit No. 99

                                                 [Walter Industries, Inc. LOGO]


                                                [Banc of America Securities LOGO]


-----------------------------------------------------------------------------------------------------------------------------------
RMBS New Issue Term Sheet


$295,240,000 (approximate)


Asset Backed Notes
Offered Classes: A, M-1, M-2 & B


Mid-State Trust XI
Issuer


Mid-State Homes, Inc.
Depositor and Servicer


Jim Walter Homes, Inc.
(and its affiliates)
Originators



June 16, 2003





Banc of America Securities LLC
-----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
                                                Mid-State Trust XI Asset Backed Notes
                                                -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                            OFFERED NOTES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Expected
             Expected                                Expected          Expected               Last
            Approximate    Interest    Principal     WAL (yrs)     Principal Window       Payment Date
  Class        Size*         Type        Type        Call/Mat       (mos) Call/Mat         Call/Mat**          Expected Ratings
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Moody's       S&P
-----------------------------------------------------------------------------------------------------------------------------------
    A         188,580,000    Fixed        Sen       8.53 / 8.70   1 - 230 / 1 - 273    08/2022 / 03/2026        Aaa         AAA
-----------------------------------------------------------------------------------------------------------------------------------
   M-1         48,690,000    Fixed       Mezz       8.53 / 8.70   1 - 230 / 1 - 273    08/2022 / 03/2026        Aa2          AA
-----------------------------------------------------------------------------------------------------------------------------------
   M-2         24,730,000    Fixed       Mezz       8.53 / 8.70   1 - 230 / 1 - 273    08/2022 / 03/2026        A2           A
-----------------------------------------------------------------------------------------------------------------------------------
    B          33,240,000    Fixed        Sub       8.53 / 8.70   1 - 230 / 1 - 273    08/2022 / 03/2026       Baa2         BBB
-----------------------------------------------------------------------------------------------------------------------------------

*  The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 10%.
** The Expected Last Payment Date is calculated based on the Pricing Speed.

-----------------------------------------------------------------------------------------------------------------------------------
                                                      SUMMARY OF IMPORTANT DATES
-----------------------------------------------------------------------------------------------------------------------------------
Deal Information                                                      Collateral Information
Expected Pricing                06/20/2003                            Cut-off Date                      05/31/2003
Expected Settlement             06/26/2003                            Collection Period                 Prior calendar month
First Payment                   07/15/2003

Bond Information
                                                                                       Expected
                                   Initial                            Delay         Maturity Date               Expected Legal
    Class        Dated Date      Accrual Days      Accrual Method      Days          (Call/Mat) *               Maturity Date
      A          06/15/2003           11               30/360            0        08/2022 / 03/2026               July 2038
     M-1         06/15/2003           11               30/360            0        08/2022 / 03/2026               July 2038
     M-2         06/15/2003           11               30/360            0        08/2022 / 03/2026               July 2038
      B          06/15/2003           11               30/360            0        08/2022 / 03/2026               July 2038
-----------------------------------------------------------------------------------------------------------------------------------

* The Expected Last Scheduled Payment Date is calculated based on the Pricing Speed.

Banc of America Securities LLC
-----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                 2

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                              CONTACTS
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC

Mortgage Trading/Syndicate                                        Tel:  (704) 388-1597
--------------------------                                        Fax:  (704) 335-5904

Chris Hentemann                                                   chris.c.hentemann@bankofamerica.com
Rob Karr                                                          robert.h.karr@bankofamerica.com
Patrick Beranek                                                   patrick.beranek@bankofamerica.com
Jeff Willoughby                                                   jeff.t.willoughby@bankofamerica.com
Chris Springer                                                    chris.springer@bankofamerica.com

Global ABS Group                                                  Fax:  (704) 388-9668
----------------
Kirk Meyers                       (704) 388-3148                  kirk.b.meyers@bankofamerica.com
Pablo Saez                        (704) 387-4076                  pablo.j.saez@bankofamerica.com
Chance Hart                       (704) 683-5444                  chance.v.hart@bankofamerica.com
Florin Nedelciuc                  (704) 388-4931                  florin.nedelciuc@bankofamerica.com

Rating Agencies
Taruna Reddy - Moody's            (212) 553-3605                  taruna.reddy@moodys.com
Monica Perelmuter - S&P           (212) 438-6309                  monica_perelmuter@sandp.com
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
-----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                 3

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                          SUMMARY OF TERMS
-----------------------------------------------------------------------------------------------------------------------------------
Issuer:                                Mid-State Trust XI, a Delaware statutory trust.

Depositor and Servicer:                Mid-State Homes, Inc., an indirect wholly-owned subsidiary of Walter Industries, Inc.

Originators:                           Jim Walter Homes, Inc. and its affiliates.

Co-Lead Underwriters:                  Banc of America Securities LLC and Lehman Brothers.

Co-Underwriters:                       Credit Lyonnais Securities and SunTrust Capital Markets, Inc.

Owner Trustee:                         Wilmington Trust Company.

Indenture Trustee:                     Wachovia Bank, National Association.

Standby Servicer:                      Litton Loan Servicing LP.

Offered Notes:                         The Class A Notes, the Class M-1 Notes, the Class M-2 Notes and the Class B Notes (the
                                       "Notes").

Federal Tax Status:                    The Notes will be treated as debt for federal income tax purposes and the Issuer will not be treated as an association, publicly traded partnership or taxable mortgage pool taxable as a corporation.

Registration:                          The Notes will be offered in denominations of $1,000 and integral multiples thereof, and will be issued in book-entry form through DTC.

Cut-off Date:                          May 31, 2003 will be the date after which payments due or received on the Accounts will be transferred to the trust and available for payment to the holders of the Notes.

Expected Pricing Date:                 June 20, 2003.

Expected Closing Date:                 June 26, 2003.

Interest and Principal Payment:        Paid monthly to Noteholders; for interest payments, the 30/360 day count convention is used.

Interest Accrual:                      The price to be paid by investors for the Notes will include 11 days of accrued interest.

Payment Date:                          On the 15th of each month (or if such date is not a business day, the next business day), commencing on July 15, 2003.

Payment Delay:                         The Notes will accrue interest from the 15th of the prior month to the 14th of the payment month (or in the case of the first Payment Date, from and including the Closing Date, to but excluding the first Payment Date). Therefore, there will be 0 days delay.

ERISA Eligibility:                     Subject to certain considerations and conditions set forth by the ERISA, it is expected that pension or employee benefit plans subject to ERISA may purchase the Notes.

SMMEA Eligibility:                     The Notes will not be SMMEA eligible.

Expense Fees:                          The Expense Fees will consist of the servicing fee, the standby servicing fee, and the
                                       Indenture Trustee fee. The Expense Fees will be approximately [ 0.63 ]% per annum of the principal balance of each Account.
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
-----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                 4

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                      SUMMARY OF TERMS (con't)
-----------------------------------------------------------------------------------------------------------------------------------
Optional Redemption of Notes:          The Depositor may, at its option, redeem all (but not less than all) of the Notes at 100%
                                       of the aggregate unpaid principal amount of the Notes plus accrued interest, but only under the circumstances specified in the indenture. Specifically, the Depositor may redeem all of the Notes on any Payment Date following the Payment Date on which the aggregate outstanding principal amount of the Notes (prior to allocations of realized loss amounts) is reduced to
                                       10% or less of the aggregate initial principal amount of the Notes.

                                       If the Depositor fails to redeem all of the Notes on the first possible optional redemption date, any funds that would otherwise be released to the holder of the residual interest in the Issuer will be used instead to pay down principal of the Notes.

Pricing Speed:                         The Notes will be priced assuming a 7.00% CPR.

The Accounts:                          Approximately 4,212 Accounts, each originated by Jim Walter Homes, Inc. or one of its affiliates, consisting primarily of building and instalment sale contracts, promissory notes, related mortgages and other security agreements. As of the Cut-off Date, the aggregate principal balance of the Accounts will be approximately $309,156,047 (the
                                       "Original Balance"). The Accounts will have, as of the Cut-off Date, a weighted average interest rate of approximately 8.793% and a weighted average remaining term to maturity of approximately 346 months.
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
-----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                 5

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                         CREDIT ENHANCEMENT
-----------------------------------------------------------------------------------------------------------------------------------
Credit Enhancement:                    Credit Enhancement for the structure is provided by:

                                           1) Excess Interest;

                                           2) Overcollateralization, initially equal to 4.50% of the Original Balance;

                                           3) Interest Reserve Account, initially equal to 0.50% of the Original Balance; and

                                           4) Subordination.

Excess Interest:                       Since more interest is expected to be paid by the borrowers than is necessary to pay the related Expense Fees and interest on the Notes each month, there is expected to be Excess
                                       Interest. To the extent available, these funds will used to offset losses on the Accounts.
                                       Excess Interest will also be used to pay principal on the Notes in order to build or maintain the Overcollateralization until the Overcollateralization Target is reached.
                                       Excess Interest for the Notes on each Payment Date is equal to the excess of the Available
                                       Funds over the sum of (i) the interest paid on the Notes and (ii) principal collected on the Accounts during the applicable collection period.

Overcollateralization:                 Overcollateralization or "OC" represents the excess of the aggregate principal balance of the Accounts over the aggregate principal amount of the Notes. On the Closing Date, the OC will be equal to approximately 4.50% of the Original Balance.

Overcollateralization Target:          6.00% of the Original Balance.

Interest Reserve Account:              Prior to the Closing Date, an Interest Reserve Account will be established with, and in the name of, the Indenture Trustee and will be assigned by the Issuer to the Indenture Trustee as security for the Notes. On the Closing Date, the Issuer will deposit approximately
                                       $1,545,780 in this reserve account, which will be equal to 0.50% of the Original Balance.
                                       If on any Payment Date, Available Funds are insufficient to pay interest on any class of
                                       Notes or interest on any unreimbursed Realized Loss Amounts allocated to a class of Notes, the Indenture Trustee will withdraw the amount of the deficiency from the Interest Reserve
                                       Account (or the remaining amount on deposit, if less) and deposit such amount in the collection account for payment to holders of the Notes (the "Interest Reserve Account
                                       Withdrawal Amount"). The Interest Reserve Account will be replenished on future Payment
                                       Dates to the extent of Available Funds remaining before any payments are made to the holder of the residual interest in the trust until the amount on deposit again equals the initial deposit of approximately $1,545,780 (the "Initial Reserve Account Deposit").
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
-----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                 6

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                     CREDIT ENHANCEMENT (con't)
-----------------------------------------------------------------------------------------------------------------------------------
Subordination:                         The rights of holders of each class of Notes, other than the Class A Notes, to receive payments will be subordinated to the rights of holders of each class senior in payment priority to such class. This subordination is intended to enhance the likelihood of timely receipt by the holders of Class A Notes of the full amount of interest and principal to which that class is entitled. Similarly, but to a lesser extent, this subordination is intended to enhance the likelihood of timely receipt by the holders of Class M-1 and Class
                                       M-2 Notes of the full amount of interest and principal due them on each Payment Date. This protection to the holders of the Class A, Class M-1 and Class M-2 Notes by means of subordination will be accomplished by (i) the allocation of losses on the Accounts first to the Class B Notes, then to the Class M-2 Notes, then to the Class M-1 Notes, and finally to the Class A Notes, and (ii) the payment of interest on each Payment Date first to the Class
                                       A Notes, then to the Class M-1 Notes, then to the Class M-2 Notes, and finally to the Class
                                       B Notes.

Expected Credit Support Percentage:             Class             Initial Credit Support
                                                -----             ----------------------
                                                  A                       39.00%
                                                 M-1                      23.25%
                                                 M-2                      15.25%
                                                  B                       4.50%

Trigger Events:                        The Delinquency Rate Trigger and the Loss Trigger, which if either is not met will result in all cashflows otherwise available to the holder of the residual interest to be used to pay down the Notes.

Delinquency Rate Trigger:              As of any Payment Date commencing with the second Payment Date if the percentage equal to the average of the 60+ day delinquent Accounts for each of the three immediately preceding calendar months with respect to the Accounts exceeds 8.75%.

Loss Trigger:                          With respect to any Payment Date, if cumulative net losses, determined as of such Payment
                                       Date, exceed the percentages set forth below:
                                                                                              Cumulative Net Losses as a
                                               Payment Date Occurring In                  Percentage of the Original Balance
                                               -------------------------                  ----------------------------------

                                              July 2008 through June 2009                                5.50%

                                              July 2009 through June 2010                                6.25%

                                              July 2010 through June 2011                                7.25%

                                              July 2011 through June 2012                                7.75%

                                               July 2012 and thereafter                                  8.75%
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
-----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                 7

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL AND INTEREST PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
On each Payment Date, the Indenture Trustee will be required to pay the following amounts, in the following order of priority, out of Available Funds to the extent available (the "Available Funds Allocation"):
         (i)      to the holders of the Class A Notes, in an amount up to the Interest Accrual Amount therefor;

         (ii)     to the holders of the Class A Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

         (iii)    to the holders of the Class M-1 Notes, in an amount up to the Interest Accrual Amount therefor;

         (iv)     to the holders of the Class M-1 Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

         (v)      to the holders of the Class M-2 Notes, in an amount up to the Interest Accrual Amount therefor;

         (vi)     to the holders of the Class M-2 Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

         (vii)    to the holders of the Class B Notes, in an amount up to the Interest Accrual Amount therefor;

         (viii)   to the holders of the Class B Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

         (ix)     to the holders of the Class A Notes, in an amount up to the Class A Optimal Principal Amount;

         (x)      to the holders of the Class A Notes, accrued and unpaid interest at the related note rate on the amount of any unreimbursed Class A Realized Loss Amounts previously allocated thereto;

         (xi)     to the holders of the Class A Notes, in an amount up to the amount of any unreimbursed Class A Realized Loss
                  Amounts previously allocated thereto;

         (xii)    to the holders of the Class M-1 Notes, in an amount up to the Class M-1 Optimal Principal Amount;

         (xiii)   to the holders of the Class M-1 Notes, accrued and unpaid interest at the related note rate on the amount of any unreimbursed Class M-1 Realized Loss Amounts previously allocated thereto;

         (xiv)    to the holders of the Class M-1 Notes, in an amount up to the amount of any unreimbursed Class M-1 Realized Loss
                  Amounts previously allocated thereto;
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
-----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                 8

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                              PRINCIPAL AND INTEREST PAYMENTS (con't)
-----------------------------------------------------------------------------------------------------------------------------------
         (xv)     to the holders of the Class M-2 Notes, in an amount up to the Class M-2 Optimal Principal Amount;

         (xvi)    to the holders of the Class M-2 Notes, accrued and unpaid interest at the related note rate on the amount of any unreimbursed Class M-2 Realized Loss Amounts previously allocated thereto;

         (xvii)   to the holders of the Class M-2 Notes, in an amount up to the amount of any unreimbursed Class M-2 Realized Loss
                  Amounts previously allocated thereto;

         (xviii)  to the holders of the Class B Notes, in an amount up to the Class B Optimal Principal Amount;

         (xix)    to the holders of the Class B Notes, accrued and unpaid interest at the related note rate on the amount of any unreimbursed Class B Realized Loss Amounts previously allocated thereto;

         (xx)     to the holders of the Class B Notes, in an amount up to the amount of any unreimbursed Class B Realized Loss
                  Amounts previously allocated thereto;

         (xxi)    to the Interest Reserve Account, if necessary, such that the amount on deposit therein equals the Initial
                  Reserve Account Deposit; and

         (xxii)   to the holder of the residual interest, all Available Funds remaining.

In addition to distributions of Available Funds thereto in accordance with the Available Funds Allocation, on each Payment Date, the Indenture Trustee shall apply any Interest Reserve Account Withdrawal Amount in the order of priority of the Available Funds
Allocation to cover any Class Interest Shortfalls or any unpaid interest at the related note rate on any unreimbursed Realized
Loss Amounts.

Noteholders will only be entitled to reimbursement of Interest Shortfall Amounts and Realized Loss Amounts previously allocated thereto pursuant to the Available Funds Allocation if their Note is outstanding as of the applicable Payment Date funds are available therefor.
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
-----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                 9

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                            DEFINITIONS
-----------------------------------------------------------------------------------------------------------------------------------
Available Funds:                       With respect to any Payment Date, funds that will generally be equal to the sum of (1)
                                       collections on the related Accounts during the collection period immediately preceding such
                                       Payment Date that are on deposit in the collection account as of the close of business on the last business day of such collection period, (2) any net reinvestment income earned on funds described in clause (1) above, from the date two business days prior to the preceding
                                       Payment Date (in the case of the first Payment Date, from the Closing Date) to the date two business days prior to such Payment Date, (3) any interest or other investment earnings on amounts on deposit in the Interest Reserve Account and (4) the proceeds of any insurance policy relating to the Accounts. Available Funds will be net of Expense Fees.

Remaining Available Funds:             With respect to any Payment Date, the Available Funds for that Payment Date reduced by the amount of interest due on the Notes on that Payment Date (excluding interest on any
                                       Realized Loss Amounts).

Original Class Percentage:             With respect to any class of Notes, the percentage produced by dividing such class' initial principal amount on the Closing Date by the aggregate initial principal amount of all classes of Notes.

Current Class Percentage:              With respect to any class of Notes and any Payment Date (following the application of
                                       Available Funds in accordance with the Available Funds Allocation and the allocation of any
                                       Realized Loss Amounts with respect to such Payment Date), the percentage produced by dividing such class' outstanding principal amount by the aggregate outstanding principal amount of all classes of Notes.

Interest Accrual Amount:               For any class on any Payment Date, the amount of interest accrued on the outstanding principal amount of such class during the related interest accrual period ending on the day prior to the Payment Date, at the note rate for such class, provided, however, that such amount shall not include interest due and payable with respect to unreimbursed Realized
                                       Loss Amounts.

Optimal Principal Amount:              Either (A) on any Payment Date on which there exists an uncured Trigger Event, the
                                       Remaining Available Funds; or (B) on any Payment Date on which there does not exist an uncured Trigger Event, the amount which, when paid as principal on the Notes, will result in Overcollateralization equal to the Overcollateralization Target; provided that in no event will the Optimal Principal Amount for any Payment Date exceed the Remaining Available
                                       Funds for such Payment Date or the aggregate outstanding principal amount of the Notes on such Payment Date.

Class A Optimal Principal Amount:      On any Payment Date the greater of (A) an amount which, when paid to the holders of the
                                       Class A Notes, will result in the Current Class Percentage for the Class A Notes equaling the Original Class Percentage for the Class A Notes; and (B) the product of (i) the Optimal
                                       Principal Amount for such Payment Date and (ii) a fraction, the numerator of which is the
                                       Class A outstanding principal amount for such Payment Date and the denominator of which is the aggregate outstanding principal amount of the Notes on such Payment Date; such product not to exceed the Class A outstanding principal amount.
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
-----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                 10

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                        DEFINITIONS (con't)
-----------------------------------------------------------------------------------------------------------------------------------
Class M-1 Optimal Principal Amount:    On any Payment Date the greater of (A) an amount which, when paid to the holders of the
                                       Class M-1 Notes, will result in the Current Class Percentage for the Class M-1 Notes
                                       equaling the Original Class Percentage for the Class M-1 Notes; and (B) the product of (i)
                                       the Optimal Principal Amount for such Payment Date and (ii) a fraction, the numerator of which is the Class M-1 outstanding principal amount for such Payment Date and the denominator of which is the aggregate outstanding principal amount of the Notes on such
                                       Payment Date; such product not to exceed the Class M-1 outstanding principal amount.

Class M-2 Optimal Principal Amount:    On any Payment Date the greater of (A) an amount which, when paid to the holders of the
                                       Class M-2 Notes, will result in the Current Class Percentage for the Class M-2 Notes
                                       equaling the Original Class Percentage for the Class M-2 Notes; and (B) the product of (i)
                                       the Optimal Principal Amount for such Payment Date and (ii) a fraction, the numerator of which is the Class M-2 outstanding principal amount for such Payment Date and the denominator of which is the aggregate outstanding principal amount of the Notes on such
                                       Payment Date; such product not to exceed the Class M-2 outstanding principal amount.

Class B Optimal Principal Amount:      On any Payment Date the greater of (A) an amount which, when paid to the holders of the
                                       Class B Notes, will result in the Current Class Percentage for the Class B Notes equaling the Original Class Percentage for the Class B Notes; and (B) the product of (i) the Optimal
                                       Principal Amount for such Payment Date and (ii) a fraction, the numerator of which is the
                                       Class B outstanding principal amount for such Payment Date and the denominator of which is the aggregate outstanding principal amount of the Notes on such Payment Date; such product not to exceed the Class B outstanding principal amount.

Class Interest Shortfall:              On any Payment Date, if Available Funds (less any interest paid to more senior classes of
                                       Notes on such Payment Date) are less than the Interest Accrual Amount for a class of Notes, there will exist a shortfall in interest paid to such class of Notes; provided, however, that such amount shall not include interest due and payable with respect to unreimbursed
                                       Realized Loss Amounts.

Realized Loss Amounts:                 On any Payment Date, and for each class, will be equal to the excess of (a) aggregate outstanding principal amount of any classes senior to such class as of such Payment Date
                                       (after the application of the each such class' optimal principal amount, but prior to the application of losses on such Payment Date) over (b) the sum of the aggregate principal balance of the Accounts immediately following the collection period related to such Payment
                                       Date, not to exceed such class' outstanding principal amount.
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
-----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                 11

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                       BOND SUMMARY (to Call)
-----------------------------------------------------------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------------------------------------------------------
CPR                                     0              3             5             7             9            10            12
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   19.01          13.22         10.53         8.53          7.04          6.44          5.48
Modified Duration                     11.42          8.65          7.29          6.21          5.35          4.99          4.38
First Principal Payment Date        7/15/2003      7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003
Last Principal Payment Date         2/15/2031      5/15/2028     8/15/2025     8/15/2022    10/15/2019     7/15/2018     6/15/2016
Payment Windows (mos.)                 332            299           266           230           196           181           156

Class M-1
-----------------------------------------------------------------------------------------------------------------------------------
CPR                                     0              3             5             7             9            10            12
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   19.01          13.22         10.53         8.53          7.04          6.44          5.48
Modified Duration                     10.69          8.19          6.94          5.95          5.15          4.82          4.24
First Principal Payment Date        7/15/2003      7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003
Last Principal Payment Date         2/15/2031      5/15/2028     8/15/2025     8/15/2022    10/15/2019     7/15/2018     6/15/2016
Payment Windows (mos.)                 332            299           266           230           196           181           156

Class M-2
-----------------------------------------------------------------------------------------------------------------------------------
CPR                                     0              3             5             7             9            10            12
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   19.01          13.22         10.53         8.53          7.04          6.44          5.48
Modified Duration                      9.83          7.63          6.52          5.63          4.91          4.60          4.08
First Principal Payment Date        7/15/2003      7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003
Last Principal Payment Date         2/15/2031      5/15/2028     8/15/2025     8/15/2022    10/15/2019     7/15/2018     6/15/2016
Payment Windows (mos.)                 332            299           266           230           196           181           156

Class B
-----------------------------------------------------------------------------------------------------------------------------------
CPR                                     0              3             5             7             9            10            12
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   19.01          13.22         10.53         8.53          7.04          6.44          5.48
Modified Duration                      8.89          7.01          6.06          5.27          4.63          4.36          3.88
First Principal Payment Date        7/15/2003      7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003
Last Principal Payment Date         2/15/2031      5/15/2028     8/15/2025     8/15/2022    10/15/2019     7/15/2018     6/15/2016
Payment Windows (mos.)                 332            299           266           230           196           181           156


Banc of America Securities LLC
-----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                 12

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                     BOND SUMMARY (to Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------------------------------------------------------
CPR                                     0              3             5             7             9            10            12
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   19.06          13.33         10.68         8.70          7.21          6.62          5.64
Modified Duration                     11.43          8.68          7.34          6.27          5.42          5.06          4.46
First Principal Payment Date        7/15/2003      7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003
Last Principal Payment Date         3/15/2032      9/15/2030    10/15/2028     3/15/2026     7/15/2023     4/15/2022     1/15/2020
Payment Windows (mos.)                 345            327           304           273           241           226           199

Class M-1
-----------------------------------------------------------------------------------------------------------------------------------
CPR                                     0              3             5             7             9            10            12
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   19.06          13.33         10.68         8.70          7.21          6.62          5.64
Modified Duration                     10.70          8.21          6.98          6.00          5.22          4.88          4.32
First Principal Payment Date        7/15/2003      7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003
Last Principal Payment Date         3/15/2032      9/15/2030    10/15/2028     3/15/2026     7/15/2023     4/15/2022     1/15/2020
Payment Windows (mos.)                 345            327           304           273           241           226           199

Class M-2
-----------------------------------------------------------------------------------------------------------------------------------
CPR                                     0              3             5             7             9            10            12
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   19.06          13.33         10.68         8.70          7.21          6.62          5.64
Modified Duration                      9.83          7.65          6.56          5.68          4.96          4.66          4.14
First Principal Payment Date        7/15/2003      7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003
Last Principal Payment Date         3/15/2032      9/15/2030    10/15/2028     3/15/2026     7/15/2023     4/15/2022     1/15/2020
Payment Windows (mos.)                 345            327           304           273           241           226           199

Class B
-----------------------------------------------------------------------------------------------------------------------------------
CPR                                     0              3             5             7             9            10            12
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   19.06          13.33         10.68         8.70          7.21          6.62          5.64
Modified Duration                      8.90          7.03          6.08          5.31          4.68          4.40          3.93
First Principal Payment Date        7/15/2003      7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003
Last Principal Payment Date         3/15/2032      9/15/2030    10/15/2028     3/15/2026     7/15/2023     4/15/2022     1/15/2020
Payment Windows (mos.)                 345            327           304           273           241           226           199


Banc of America Securities LLC
-----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                 13

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                        COLLATERAL SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Account Statistics

                                                      as of the Cut-off Date

-----------------------------------------------------------------------------------------------------------------------------------
  Number of Accounts:                                                   4,212

  Aggregate Current Principal Balance:                        $309,156,047.49



                                                               Average                    Minimum                   Maximum
                                                               -------                    -------                   -------

  Average Current Principal Balance:                               $73,398.87              $16,711.90                  $167,355.85

  Average Original Principal Balance:                              $73,710.67              $17,000.00                  $168,580.00



  Weighted Average Interest Rate:                                      8.793%                  7.248%                      11.500%



  Weighted Average Original Term:                                  352 months              120 months                   360 months

  Weighted Average Remaining Term:                                 346 months              106 months                   360 months



  First Payment Due Date:                                                                June 5, 2000               August 5, 2003

  Scheduled Maturity Date:                                                              March 5, 2012                 July 5, 2033



  Top Property State Concentrations ($):                     Texas (34.07%), Mississippi (13.24%), Alabama (8.25%), Florida
                                                             (6.87%), Louisiana (6.48%).

  Maximum Zip Code Concentration ($):                        77351 (0.27%).
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
-----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                 14

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
                                            Calculated Scheduled Final Payment

===================================================================================================================================
                                                                                                             Percent of Aggregate
                  Calendar Year                                                  Principal Balance            Principal Balance
             of Calculated Scheduled                       Number                Outstanding as of            Outstanding as of
                  Final Payment                          of Accounts              the Cut-off Date            the Cut-off Date
===================================================================================================================================
 2012                                                             4                     $    143,424.10                       0.05%
-----------------------------------------------------------------------------------------------------------------------------------
 2013                                                             2                          116,285.03                       0.04
-----------------------------------------------------------------------------------------------------------------------------------
 2014                                                             3                          197,735.74                       0.06
-----------------------------------------------------------------------------------------------------------------------------------
 2017                                                            33                        1,843,186.44                       0.60
-----------------------------------------------------------------------------------------------------------------------------------
 2018                                                            21                        1,295,276.38                       0.42
-----------------------------------------------------------------------------------------------------------------------------------
 2021                                                             2                          137,290.85                       0.04
-----------------------------------------------------------------------------------------------------------------------------------
 2022                                                            36                        2,044,080.09                       0.66
-----------------------------------------------------------------------------------------------------------------------------------
 2023                                                            28                        1,659,998.05                       0.54
-----------------------------------------------------------------------------------------------------------------------------------
 2025                                                             5                          218,730.09                       0.07
-----------------------------------------------------------------------------------------------------------------------------------
 2026                                                             3                          161,210.33                       0.05
-----------------------------------------------------------------------------------------------------------------------------------
 2027                                                           250                       14,308,922.57                       4.63
-----------------------------------------------------------------------------------------------------------------------------------
 2028                                                           157                        8,183,186.22                       2.65
-----------------------------------------------------------------------------------------------------------------------------------
 2030                                                             7                          535,108.69                       0.17
-----------------------------------------------------------------------------------------------------------------------------------
 2031                                                             8                          534,914.34                       0.17
-----------------------------------------------------------------------------------------------------------------------------------
 2032                                                         2,122                      162,116,417.06                      52.44
-----------------------------------------------------------------------------------------------------------------------------------
 2033                                                         1,531                      115,660,281.51                      37.41
-----------------------------------------------------------------------------------------------------------------------------------
                       TOTAL                                  4,212                     $309,156,047.49                     100.00%
===================================================================================================================================


Banc of America Securities LLC
-----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                 15

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
                                                Current Principal Balance

===================================================================================================================================
                                                                                                             Percent of Aggregate
                                                                                 Principal Balance            Principal Balance
                     Range of                              Number                Outstanding as of            Outstanding as of
            Current Principal Balances                   of Accounts              the Cut-off Date            the Cut-off Date
===================================================================================================================================
  Less than $20,000.00                                            1                     $     16,711.90                       0.01%
-----------------------------------------------------------------------------------------------------------------------------------
  20,000.01 - 30,000.00                                          17                          475,211.40                       0.15
-----------------------------------------------------------------------------------------------------------------------------------
  30,000.01 - 40,000.00                                          98                        3,528,550.62                       1.14
-----------------------------------------------------------------------------------------------------------------------------------
  40,000.01 - 50,000.00                                         234                       10,660,597.50                       3.45
-----------------------------------------------------------------------------------------------------------------------------------
  50,000.01 - 60,000.00                                         727                       40,392,458.46                      13.07
-----------------------------------------------------------------------------------------------------------------------------------
  60,000.01 - 70,000.00                                         961                       62,514,186.17                      20.22
-----------------------------------------------------------------------------------------------------------------------------------
  70,000.01 - 80,000.00                                         744                       55,763,199.61                      18.04
-----------------------------------------------------------------------------------------------------------------------------------
  80,000.01 - 90,000.00                                         652                       55,287,783.08                      17.88
-----------------------------------------------------------------------------------------------------------------------------------
  90,000.01 - 100,000.00                                        391                       36,973,066.00                      11.96
-----------------------------------------------------------------------------------------------------------------------------------
 100,000.01 - 110,000.00                                        205                       21,366,278.71                       6.91
-----------------------------------------------------------------------------------------------------------------------------------
 110,000.01 - 120,000.00                                         99                       11,312,330.12                       3.66
-----------------------------------------------------------------------------------------------------------------------------------
 120,000.01 - 130,000.00                                         48                        5,969,443.60                       1.93
-----------------------------------------------------------------------------------------------------------------------------------
 130,000.01 - 140,000.00                                         21                        2,822,814.82                       0.91
-----------------------------------------------------------------------------------------------------------------------------------
 Over $140,000.00                                                14                        2,073,415.50                       0.67
-----------------------------------------------------------------------------------------------------------------------------------
                       TOTAL                                  4,212                     $309,156,047.49                     100.00%
===================================================================================================================================


                                                Original Principal Balance

===================================================================================================================================
                                                                                                             Percent of Aggregate
                                                                                 Principal Balance            Principal Balance
                     Range of                              Number                Outstanding as of            Outstanding as of
           Original Principal Balances                   of Accounts              the Cut-off Date            the Cut-off Date
===================================================================================================================================
  Less than $20,000.00                                            1                     $     16,711.90                       0.01%
-----------------------------------------------------------------------------------------------------------------------------------
  20,000.01 - 30,000.00                                          16                          445,672.25                       0.14
-----------------------------------------------------------------------------------------------------------------------------------
  30,000.01 - 40,000.00                                          96                        3,438,279.54                       1.11
-----------------------------------------------------------------------------------------------------------------------------------
  40,000.01 - 50,000.00                                         220                        9,933,577.81                       3.21
-----------------------------------------------------------------------------------------------------------------------------------
  50,000.01 - 60,000.00                                         719                       39,743,441.24                      12.86
-----------------------------------------------------------------------------------------------------------------------------------
  60,000.01 - 70,000.00                                         965                       62,545,414.32                      20.23
-----------------------------------------------------------------------------------------------------------------------------------
  70,000.01 - 80,000.00                                         741                       55,315,340.36                      17.89
-----------------------------------------------------------------------------------------------------------------------------------
  80,000.01 - 90,000.00                                         656                       55,410,728.59                      17.92
-----------------------------------------------------------------------------------------------------------------------------------
  90,000.01 - 100,000.00                                        401                       37,768,274.74                      12.22
-----------------------------------------------------------------------------------------------------------------------------------
 100,000.01 - 110,000.00                                        214                       22,250,709.82                       7.20
-----------------------------------------------------------------------------------------------------------------------------------
 110,000.01 - 120,000.00                                         97                       11,064,262.84                       3.58
-----------------------------------------------------------------------------------------------------------------------------------
 120,000.01 - 130,000.00                                         50                        6,197,773.48                       2.00
-----------------------------------------------------------------------------------------------------------------------------------
 130,000.01 - 140,000.00                                         20                        2,672,930.22                       0.86
-----------------------------------------------------------------------------------------------------------------------------------
 Over $140,000.00                                                16                        2,352,930.38                       0.76
-----------------------------------------------------------------------------------------------------------------------------------
                       TOTAL                                  4,212                     $309,156,047.49                     100.00%
===================================================================================================================================


Banc of America Securities LLC
-----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                 16

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
                                             First Scheduled Date of Payment

===================================================================================================================================
                                                                                                             Percent of Aggregate
                                                                                 Principal Balance            Principal Balance
                     Year of                               Number                Outstanding as of            Outstanding as of
              First Date of Payment                      of Accounts              the Cut-off Date            the Cut-off Date
===================================================================================================================================
 2000                                                             9                     $    598,045.64                       0.19%
-----------------------------------------------------------------------------------------------------------------------------------
 2001                                                            12                          735,434.12                       0.24
-----------------------------------------------------------------------------------------------------------------------------------
 2002                                                         2,229                      165,033,243.02                      53.38
-----------------------------------------------------------------------------------------------------------------------------------
 2003                                                         1,962                      142,789,324.71                      46.19
-----------------------------------------------------------------------------------------------------------------------------------
                       TOTAL                                  4,212                     $309,156,047.49                     100.00%
===================================================================================================================================

                                                      Interest Rate

===================================================================================================================================
                                                                                                             Percent of Aggregate
                                                                                 Principal Balance            Principal Balance
                     Range of                              Number                Outstanding as of            Outstanding as of
                  Interest Rates                         of Accounts              the Cut-off Date            the Cut-off Date
===================================================================================================================================
  7.001 - 7.500%                                                184                     $ 14,121,212.99                       4.57%
-----------------------------------------------------------------------------------------------------------------------------------
  7.501 - 8.000%                                                241                       17,840,860.66                       5.77
-----------------------------------------------------------------------------------------------------------------------------------
  8.001 - 8.500%                                              1,994                      151,673,264.64                      49.06
-----------------------------------------------------------------------------------------------------------------------------------
  8.501 - 9.000%                                                512                       37,392,023.21                      12.09
-----------------------------------------------------------------------------------------------------------------------------------
  9.001 - 9.500%                                                533                       37,224,155.25                      12.04
-----------------------------------------------------------------------------------------------------------------------------------
  9.501 - 10.000%                                               308                       21,414,874.83                       6.93
-----------------------------------------------------------------------------------------------------------------------------------
 10.001 - 10.500%                                               259                       17,058,599.99                       5.52
-----------------------------------------------------------------------------------------------------------------------------------
 10.501 - 11.000%                                               138                        9,249,826.55                       2.99
-----------------------------------------------------------------------------------------------------------------------------------
 11.001 - 11.500%                                                43                        3,181,229.37                       1.03
-----------------------------------------------------------------------------------------------------------------------------------
                       TOTAL                                  4,212                     $309,156,047.49                     100.00%
===================================================================================================================================

Banc of America Securities LLC
-----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                 17

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
                                                Geographical Distribution

===================================================================================================================================
                                                                                                             Percent of Aggregate
                                                                                 Principal Balance            Principal Balance
                                                           Number                Outstanding as of            Outstanding as of
                      State                              of Accounts              the Cut-off Date            the Cut-off Date
===================================================================================================================================
 Texas                                                        1,376                     $105,331,319.24                      34.07%
-----------------------------------------------------------------------------------------------------------------------------------
 Mississippi                                                    640                       40,919,906.00                      13.24
-----------------------------------------------------------------------------------------------------------------------------------
 Alabama                                                        364                       25,495,989.16                       8.25
-----------------------------------------------------------------------------------------------------------------------------------
 Florida                                                        286                       21,246,182.00                       6.87
-----------------------------------------------------------------------------------------------------------------------------------
 Louisiana                                                      288                       20,027,686.59                       6.48
-----------------------------------------------------------------------------------------------------------------------------------
 South Carolina                                                 226                       17,224,049.78                       5.57
-----------------------------------------------------------------------------------------------------------------------------------
 North Carolina                                                 167                       14,424,810.97                       4.67
-----------------------------------------------------------------------------------------------------------------------------------
 Georgia                                                        172                       13,096,295.75                       4.24
-----------------------------------------------------------------------------------------------------------------------------------
 Virginia                                                       131                       11,504,778.09                       3.72
-----------------------------------------------------------------------------------------------------------------------------------
 Tennessee                                                      137                       10,093,409.48                       3.26
-----------------------------------------------------------------------------------------------------------------------------------
 Oklahoma                                                       132                        9,752,352.06                       3.15
-----------------------------------------------------------------------------------------------------------------------------------
 Arkansas                                                       145                        9,381,546.76                       3.03
-----------------------------------------------------------------------------------------------------------------------------------
 Kentucky                                                        64                        4,584,537.88                       1.48
-----------------------------------------------------------------------------------------------------------------------------------
 West Virginia                                                   54                        3,898,077.83                       1.26
-----------------------------------------------------------------------------------------------------------------------------------
 Missouri                                                        12                          896,501.48                       0.29
-----------------------------------------------------------------------------------------------------------------------------------
 New Mexico                                                       6                          513,651.97                       0.17
-----------------------------------------------------------------------------------------------------------------------------------
 Ohio                                                             8                          501,896.13                       0.16
-----------------------------------------------------------------------------------------------------------------------------------
 Illinois                                                         4                          263,056.32                       0.09
-----------------------------------------------------------------------------------------------------------------------------------
                       TOTAL                                  4,212                     $309,156,047.49                     100.00%
===================================================================================================================================


                                                    Construction Level

===================================================================================================================================
                                                                                                             Percent of Aggregate
                                                                                 Principal Balance            Principal Balance
                                                           Number                Outstanding as of            Outstanding as of
                Construction Level                       of Accounts              the Cut-off Date            the Cut-off Date
===================================================================================================================================
 90% Plus                                                     3,543                     $270,289,570.17                      87.43%
-----------------------------------------------------------------------------------------------------------------------------------
 Partial                                                        437                       26,453,863.10                       8.56
-----------------------------------------------------------------------------------------------------------------------------------
 Shell                                                          229                       12,116,041.75                       3.92
-----------------------------------------------------------------------------------------------------------------------------------
 Modular                                                          3                          296,572.47                       0.10
-----------------------------------------------------------------------------------------------------------------------------------
                       TOTAL                                  4,212                     $309,156,047.49                     100.00%
===================================================================================================================================


Banc of America Securities LLC
-----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                 18

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Model Type

===================================================================================================================================
                                                                                                             Percent of Aggregate
                                                                                 Principal Balance            Principal Balance
                                                           Number                Outstanding as of            Outstanding as of
                   Model Type*                           of Accounts              the Cut-off Date            the Cut-off Date
===================================================================================================================================
 President II                                                   512                     $ 43,933,203.02                      14.21%
-----------------------------------------------------------------------------------------------------------------------------------
 American                                                       333                       18,423,619.78                       5.96
-----------------------------------------------------------------------------------------------------------------------------------
 Victorian                                                      187                       15,428,061.00                       4.99
-----------------------------------------------------------------------------------------------------------------------------------
 Savannah                                                       231                       14,736,622.85                       4.77
-----------------------------------------------------------------------------------------------------------------------------------
 Salem                                                          216                       13,996,255.89                       4.53
-----------------------------------------------------------------------------------------------------------------------------------
 Foxborough                                                     127                       11,070,557.37                       3.58
-----------------------------------------------------------------------------------------------------------------------------------
 Plantation                                                     113                       11,010,222.22                       3.56
-----------------------------------------------------------------------------------------------------------------------------------
 Columbia                                                       173                       10,785,412.24                       3.49
-----------------------------------------------------------------------------------------------------------------------------------
 Chadwick                                                       152                       10,512,808.65                       3.40
-----------------------------------------------------------------------------------------------------------------------------------
 Madison II                                                     132                        9,904,757.37                       3.20
-----------------------------------------------------------------------------------------------------------------------------------
 Other                                                        2,036                      149,354,527.10                      48.31
-----------------------------------------------------------------------------------------------------------------------------------
                       TOTAL                                  4,212                     $309,156,047.49                     100.00%
===================================================================================================================================

* For pictures of the models, please visit the Jim Walter Homes website.

                                                      Delinquency Status

===================================================================================================================================
                                                                                                             Percent of Aggregate
                                                                                 Principal Balance            Principal Balance
                                                           Number                Outstanding as of            Outstanding as of
                Delinquency Status                       of Accounts              the Cut-off Date            the Cut-off Date
===================================================================================================================================
  0 - 30 days                                                 4,166                     $305,820,418.52                      98.92%
-----------------------------------------------------------------------------------------------------------------------------------
 31 - 60 days                                                    46                        3,335,628.97                       1.08
-----------------------------------------------------------------------------------------------------------------------------------
                       TOTAL                                  4,212                     $309,156,047.49                     100.00%
===================================================================================================================================


Banc of America Securities LLC
-----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                 19

                                                 [Walter Industries, Inc. LOGO]


                                                     [LEHMAN BROTHERS LOGO]


-----------------------------------------------------------------------------------------------------------------------------------
New Issue Term Sheet


$295,240,000 (approximate)


Asset Backed Notes
Offered Classes: A, M-1, M-2 & B


Mid-State Trust XI
Issuer


Mid-State Homes, Inc.
Depositor and Servicer


Jim Walter Homes, Inc.
(and its affiliates)
Originators



June 16, 2003






This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman
Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
                                               Mid-State Trust XI Asset Backed Notes

-----------------------------------------------------------------------------------------------------------------------------------
                                                            OFFERED NOTES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Expected
             Expected                                Expected          Expected               Last
            Approximate    Interest    Principal     WAL (yrs)     Principal Window       Payment Date
  Class        Size*         Type        Type        Call/Mat       (mos) Call/Mat         Call/Mat**          Expected Ratings
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Moody's       S&P
-----------------------------------------------------------------------------------------------------------------------------------
    A         188,580,000    Fixed        Sen       8.53 / 8.70   1 - 230 / 1 - 273    08/2022 / 03/2026        Aaa         AAA
-----------------------------------------------------------------------------------------------------------------------------------
   M-1         48,690,000    Fixed       Mezz       8.53 / 8.70   1 - 230 / 1 - 273    08/2022 / 03/2026        Aa2          AA
-----------------------------------------------------------------------------------------------------------------------------------
   M-2         24,730,000    Fixed       Mezz       8.53 / 8.70   1 - 230 / 1 - 273    08/2022 / 03/2026        A2           A
-----------------------------------------------------------------------------------------------------------------------------------
    B          33,240,000    Fixed        Sub       8.53 / 8.70   1 - 230 / 1 - 273    08/2022 / 03/2026       Baa2         BBB
-----------------------------------------------------------------------------------------------------------------------------------

*  The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 10%.
** The Expected Last Payment Date is calculated based on the Pricing Speed.

-----------------------------------------------------------------------------------------------------------------------------------
                                                      SUMMARY OF IMPORTANT DATES
-----------------------------------------------------------------------------------------------------------------------------------
Deal Information                                                      Collateral Information
Expected Pricing                06/20/2003                            Cut-off Date                      05/31/2003
Expected Settlement             06/26/2003                            Collection Period                 Prior calendar month
First Payment                   07/15/2003

Bond Information
                                                                                       Expected
                                   Initial                             Delay        Maturity Date               Expected Legal
    Class        Dated Date      Accrual Days      Accrual Method       Days         (Call/Mat) *               Maturity Date
      A          06/15/2003           11               30/360            0        08/2022 / 03/2026               July 2038
     M-1         06/15/2003           11               30/360            0        08/2022 / 03/2026               July 2038
     M-2         06/15/2003           11               30/360            0        08/2022 / 03/2026               July 2038
      B          06/15/2003           11               30/360            0        08/2022 / 03/2026               July 2038
-----------------------------------------------------------------------------------------------------------------------------------

* The Expected Last Scheduled Payment Date is calculated based on the Pricing Speed.


-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                2

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                          SUMMARY OF TERMS
-----------------------------------------------------------------------------------------------------------------------------------
Issuer:                                Mid-State Trust XI, a Delaware statutory trust.

Depositor and Servicer:                Mid-State Homes, Inc., an indirect wholly-owned subsidiary of Walter Industries, Inc.

Originators:                           Jim Walter Homes, Inc. and its affiliates.

Co-Lead Underwriters:                  Banc of America Securities LLC and Lehman Brothers.

Co-Underwriters:                       Credit Lyonnais Securities and SunTrust Capital Markets, Inc.

Owner Trustee:                         Wilmington Trust Company.

Indenture Trustee:                     Wachovia Bank, National Association.

Standby Servicer:                      Litton Loan Servicing LP.

Offered Notes:                         The Class A Notes, the Class M-1 Notes, the Class M-2 Notes and the Class B Notes (the
                                       "Notes").

Federal Tax Status:                    The Notes will be treated as debt for federal income tax purposes and the Issuer will not be treated as an association, publicly traded partnership or taxable mortgage pool taxable as a corporation.

Registration:                          The Notes will be offered in denominations of $1,000 and integral multiples thereof, and will be issued in book-entry form through DTC.

Cut-off Date:                          May 31, 2003 will be the date after which payments due or received on the Accounts will be transferred to the trust and available for payment to the holders of the Notes.

Expected Pricing Date:                 June 20, 2003.

Expected Closing Date:                 June 26, 2003.

Interest and Principal Payment:        Paid monthly to Noteholders; for interest payments, the 30/360 day count convention is used.

Interest Accrual:                      The price to be paid by investors for the Notes will include 11 days of accrued interest.

Payment Date:                          On the 15th of each month (or if such date is not a business day, the next business day), commencing on July 15, 2003.

Payment Delay:                         The Notes will accrue interest from the 15th of the prior month to the 14th of the payment month (or in the case of the first Payment Date, from and including the Closing Date, to but excluding the first Payment Date). Therefore, there will be 0 days delay.

ERISA Eligibility:                     Subject to certain considerations and conditions set forth by the ERISA, it is expected that pension or employee benefit plans subject to ERISA may purchase the Notes.

SMMEA Eligibility:                     The Notes will not be SMMEA eligible.

Expense Fees:                          The Expense Fees will consist of the servicing fee, the standby servicing fee, and the
                                       Indenture Trustee fee. The Expense Fees will be approximately [ 0.63 ]% per annum of the principal balance of each Account.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                3

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                      SUMMARY OF TERMS (con't)
-----------------------------------------------------------------------------------------------------------------------------------
Optional Redemption of Notes:          The Depositor may, at its option, redeem all (but not less than all) of the Notes at 100%
                                       of the aggregate unpaid principal amount of the Notes plus accrued interest, but only under the circumstances specified in the indenture. Specifically, the Depositor may redeem all of the Notes on any Payment Date following the Payment Date on which the aggregate outstanding principal amount of the Notes (prior to allocations of realized loss amounts) is reduced to
                                       10% or less of the aggregate initial principal amount of the Notes.

                                       If the Depositor fails to redeem all of the Notes on the first possible optional redemption date, any funds that would otherwise be released to the holder of the residual interest in the Issuer will be used instead to pay down principal of the Notes.

Pricing Speed:                         The Notes will be priced assuming a 7.00% CPR.

The Accounts:                          Approximately 4,212 Accounts, each originated by Jim Walter Homes, Inc. or one of its affiliates, consisting primarily of building and instalment sale contracts, promissory notes, related mortgages and other security agreements. As of the Cut-off Date, the aggregate principal balance of the Accounts will be approximately $309,156,047 (the
                                       "Original Balance"). The Accounts will have, as of the Cut-off Date, a weighted average interest rate of approximately 8.793% and a weighted average remaining term to maturity of approximately 346 months.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                4

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                         CREDIT ENHANCEMENT
-----------------------------------------------------------------------------------------------------------------------------------
Credit Enhancement:                   Credit Enhancement for the structure is provided by:

                                           1) Excess Interest;

                                           2) Overcollateralization, initially equal to 4.50% of the Original Balance;

                                           3) Interest Reserve Account, initially equal to 0.50% of the Original Balance; and

                                           4) Subordination.

Excess Interest:                      Since more interest is expected to be paid by the borrowers than is necessary to pay the related Expense Fees and interest on the Notes each month, there is expected to be Excess
                                      Interest. To the extent available, these funds will used to offset losses on the Accounts.
                                      Excess Interest will also be used to pay principal on the Notes in order to build or maintain the Overcollateralization until the Overcollateralization Target is reached. Excess
                                      Interest for the Notes on each Payment Date is equal to the excess of the Available Funds over the sum of (i) the interest paid on the Notes and (ii) principal collected on the
                                      Accounts during the applicable collection period.

Overcollateralization:                Overcollateralization or "OC" represents the excess of the aggregate principal balance of the Accounts over the aggregate principal amount of the Notes. On the Closing Date, the OC will be equal to approximately 4.50% of the Original Balance.

Overcollateralization Target:         6.00% of the Original Balance.

Interest Reserve Account:             Prior to the Closing Date, an Interest Reserve Account will be established with, and in the name of, the Indenture Trustee and will be assigned by the Issuer to the Indenture Trustee as security for the Notes. On the Closing Date, the Issuer will deposit approximately
                                      $1,545,780 in this reserve account, which will be equal to 0.50% of the Original Balance. If on any Payment Date, Available Funds are insufficient to pay interest on any class of Notes or interest on any unreimbursed Realized Loss Amounts allocated to a class of Notes, the
                                      Indenture Trustee will withdraw the amount of the deficiency from the Interest Reserve
                                      Account (or the remaining amount on deposit, if less) and deposit such amount in the collection account for payment to holders of the Notes (the "Interest Reserve Account
                                      Withdrawal Amount"). The Interest Reserve Account will be replenished on future Payment
                                      Dates to the extent of Available Funds remaining before any payments are made to the holder of the residual interest in the trust until the amount on deposit again equals the initial deposit of approximately $1,545,780 (the "Initial Reserve Account Deposit").
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                5

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                     CREDIT ENHANCEMENT (con't)
-----------------------------------------------------------------------------------------------------------------------------------
Subordination:                        The rights of holders of each class of Notes, other than the Class A Notes, to receive payments will be subordinated to the rights of holders of each class senior in payment priority to such class. This subordination is intended to enhance the likelihood of timely receipt by the holders of Class A Notes of the full amount of interest and principal to which that class is entitled. Similarly, but to a lesser extent, this subordination is intended to enhance the likelihood of timely receipt by the holders of Class M-1 and Class
                                      M-2 Notes of the full amount of interest and principal due them on each Payment Date. This protection to the holders of the Class A, Class M-1 and Class M-2 Notes by means of subordination will be accomplished by (i) the allocation of losses on the Accounts first to the Class B Notes, then to the Class M-2 Notes, then to the Class M-1 Notes, and finally to the Class A Notes, and (ii) the payment of interest on each Payment Date first to the Class
                                      A Notes, then to the Class M-1 Notes, then to the Class M-2 Notes, and finally to the Class
                                      B Notes.

Expected Credit Support Percentage:             Class             Initial Credit Support
                                                -----             ----------------------
                                                  A                       39.00%
                                                 M-1                      23.25%
                                                 M-2                      15.25%
                                                  B                       4.50%

Trigger Events:                       The Delinquency Rate Trigger and the Loss Trigger, which if either is not met will result in all cashflows otherwise available to the holder of the residual interest to be used to pay down the Notes.

Delinquency Rate Trigger:             As of any Payment Date commencing with the second Payment Date if the percentage equal to the average of the 60+ day delinquent Accounts for each of the three immediately preceding calendar months with respect to the Accounts exceeds 8.75%.

Loss Trigger:                         With respect to any Payment Date, if cumulative net losses, determined as of such Payment
                                      Date, exceed the percentages set forth below:

                                                                                              Cumulative Net Losses as a
                                               Payment Date Occurring In                  Percentage of the Original Balance
                                               -------------------------                  ----------------------------------

                                              July 2008 through June 2009                                5.50%

                                              July 2009 through June 2010                                6.25%

                                              July 2010 through June 2011                                7.25%

                                              July 2011 through June 2012                                7.75%

                                               July 2012 and thereafter                                  8.75%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                6

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL AND INTEREST PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
On each Payment Date, the Indenture Trustee will be required to pay the following amounts, in the following order of priority, out of Available Funds to the extent available (the "Available Funds Allocation"):
         (i)      to the holders of the Class A Notes, in an amount up to the Interest Accrual Amount therefor;

         (ii)     to the holders of the Class A Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

         (iii)    to the holders of the Class M-1 Notes, in an amount up to the Interest Accrual Amount therefor;

         (iv)     to the holders of the Class M-1 Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

         (v)      to the holders of the Class M-2 Notes, in an amount up to the Interest Accrual Amount therefor;

         (vi)     to the holders of the Class M-2 Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

         (vii)    to the holders of the Class B Notes, in an amount up to the Interest Accrual Amount therefor;

         (viii)   to the holders of the Class B Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

         (ix)     to the holders of the Class A Notes, in an amount up to the Class A Optimal Principal Amount;

         (x)      to the holders of the Class A Notes, accrued and unpaid interest at the related note rate on the amount of any unreimbursed Class A Realized Loss Amounts previously allocated thereto;

         (xi)     to the holders of the Class A Notes, in an amount up to the amount of any unreimbursed Class A Realized Loss
                  Amounts previously allocated thereto;

         (xii)    to the holders of the Class M-1 Notes, in an amount up to the Class M-1 Optimal Principal Amount;

         (xiii)   to the holders of the Class M-1 Notes, accrued and unpaid interest at the related note rate on the amount of any unreimbursed Class M-1 Realized Loss Amounts previously allocated thereto;

         (xiv)    to the holders of the Class M-1 Notes, in an amount up to the amount of any unreimbursed Class M-1 Realized Loss
                  Amounts previously allocated thereto;
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                7

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                              PRINCIPAL AND INTEREST PAYMENTS (con't)
-----------------------------------------------------------------------------------------------------------------------------------
         (xv)     to the holders of the Class M-2 Notes, in an amount up to the Class M-2 Optimal Principal Amount;

         (xvi)    to the holders of the Class M-2 Notes, accrued and unpaid interest at the related note rate on the amount of any unreimbursed Class M-2 Realized Loss Amounts previously allocated thereto;

         (xvii)   to the holders of the Class M-2 Notes, in an amount up to the amount of any unreimbursed Class M-2 Realized Loss
                  Amounts previously allocated thereto;

         (xviii)  to the holders of the Class B Notes, in an amount up to the Class B Optimal Principal Amount;

         (xix)    to the holders of the Class B Notes, accrued and unpaid interest at the related note rate on the amount of any unreimbursed Class B Realized Loss Amounts previously allocated thereto;

         (xx)     to the holders of the Class B Notes, in an amount up to the amount of any unreimbursed Class B Realized Loss
                  Amounts previously allocated thereto;

         (xxi)    to the Interest Reserve Account, if necessary, such that the amount on deposit therein equals the Initial
                  Reserve Account Deposit; and

         (xxii)   to the holder of the residual interest, all Available Funds remaining.

In addition to distributions of Available Funds thereto in accordance with the Available Funds Allocation, on each Payment Date, the Indenture Trustee shall apply any Interest Reserve Account Withdrawal Amount in the order of priority of the Available Funds
Allocation to cover any Class Interest Shortfalls or any unpaid interest at the related note rate on any unreimbursed Realized
Loss Amounts.

Noteholders will only be entitled to reimbursement of Interest Shortfall Amounts and Realized Loss Amounts previously allocated thereto pursuant to the Available Funds Allocation if their Note is outstanding as of the applicable Payment Date funds are available therefor.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                8

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                            DEFINITIONS
-----------------------------------------------------------------------------------------------------------------------------------
Available Funds:                      With respect to any Payment Date, funds that will generally be equal to the sum of (1)
                                      collections on the related Accounts during the collection period immediately preceding such
                                      Payment Date that are on deposit in the collection account as of the close of business on the last business day of such collection period, (2) any net reinvestment income earned on funds described in clause (1) above, from the date two business days prior to the preceding
                                      Payment Date (in the case of the first Payment Date, from the Closing Date) to the date two business days prior to such Payment Date, (3) any interest or other investment earnings on amounts on deposit in the Interest Reserve Account and (4) the proceeds of any insurance policy relating to the Accounts. Available Funds will be net of Expense Fees.

Remaining Available Funds:            With respect to any Payment Date, the Available Funds for that Payment Date reduced by the amount of interest due on the Notes on that Payment Date (excluding interest on any Realized
                                      Loss Amounts).

Original Class Percentage:            With respect to any class of Notes, the percentage produced by dividing such class' initial principal amount on the Closing Date by the aggregate initial principal amount of all classes of Notes.

Current Class Percentage:             With respect to any class of Notes and any Payment Date (following the application of
                                      Available Funds in accordance with the Available Funds Allocation and the allocation of any
                                      Realized Loss Amounts with respect to such Payment Date), the percentage produced by dividing such class' outstanding principal amount by the aggregate outstanding principal amount of all classes of Notes.

Interest Accrual Amount:              For any class on any Payment Date, the amount of interest accrued on the outstanding principal amount of such class during the related interest accrual period ending on the day prior to the Payment Date, at the note rate for such class, provided, however, that such amount shall not include interest due and payable with respect to unreimbursed Realized Loss
                                      Amounts.

Optimal Principal Amount:             Either (A) on any Payment Date on which there exists an uncured Trigger Event, the Remaining
                                      Available Funds; or (B) on any Payment Date on which there does not exist an uncured Trigger
                                      Event, the amount which, when paid as principal on the Notes, will result in
                                      Overcollateralization equal to the Overcollateralization Target; provided that in no event will the Optimal Principal Amount for any Payment Date exceed the Remaining Available Funds for such Payment Date or the aggregate outstanding principal amount of the Notes on such
                                      Payment Date.

Class A Optimal Principal Amount:     On any Payment Date the greater of (A) an amount which, when paid to the holders of the
                                      Class A Notes, will result in the Current Class Percentage for the Class A Notes equaling the Original Class Percentage for the Class A Notes; and (B) the product of (i) the Optimal
                                      Principal Amount for such Payment Date and (ii) a fraction, the numerator of which is the
                                      Class A outstanding principal amount for such Payment Date and the denominator of which is the aggregate outstanding principal amount of the Notes on such Payment Date; such product not to exceed the Class A outstanding principal amount.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                9

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                        DEFINITIONS (con't)
-----------------------------------------------------------------------------------------------------------------------------------
Class M-1 Optimal Principal Amount:   On any Payment Date the greater of (A) an amount which, when paid to the holders of the
                                      Class M-1 Notes, will result in the Current Class Percentage for the Class M-1 Notes
                                      equaling the Original Class Percentage for the Class M-1 Notes; and (B) the product of (i)
                                      the Optimal Principal Amount for such Payment Date and (ii) a fraction, the numerator of which is the Class M-1 outstanding principal amount for such Payment Date and the denominator of which is the aggregate outstanding principal amount of the Notes on such
                                      Payment Date; such product not to exceed the Class M-1 outstanding principal amount.

Class M-2 Optimal Principal Amount:   On any Payment Date the greater of (A) an amount which, when paid to the holders of the
                                      Class M-2 Notes, will result in the Current Class Percentage for the Class M-2 Notes
                                      equaling the Original Class Percentage for the Class M-2 Notes; and (B) the product of (i)
                                      the Optimal Principal Amount for such Payment Date and (ii) a fraction, the numerator of which is the Class M-2 outstanding principal amount for such Payment Date and the denominator of which is the aggregate outstanding principal amount of the Notes on such
                                      Payment Date; such product not to exceed the Class M-2 outstanding principal amount.

Class B Optimal Principal Amount:     On any Payment Date the greater of (A) an amount which, when paid to the holders of the
                                      Class B Notes, will result in the Current Class Percentage for the Class B Notes equaling the Original Class Percentage for the Class B Notes; and (B) the product of (i) the Optimal
                                      Principal Amount for such Payment Date and (ii) a fraction, the numerator of which is the
                                      Class B outstanding principal amount for such Payment Date and the denominator of which is the aggregate outstanding principal amount of the Notes on such Payment Date; such product not to exceed the Class B outstanding principal amount.

Class Interest Shortfall:             On any Payment Date, if Available Funds (less any interest paid to more senior classes of
                                      Notes on such Payment Date) are less than the Interest Accrual Amount for a class of Notes, there will exist a shortfall in interest paid to such class of Notes; provided, however, that such amount shall not include interest due and payable with respect to unreimbursed
                                      Realized Loss Amounts.

Realized Loss Amounts:                On any Payment Date, and for each class, will be equal to the excess of (a) aggregate outstanding principal amount of any classes senior to such class as of such Payment Date
                                      (after the application of the each such class' optimal principal amount, but prior to the application of losses on such Payment Date) over (b) the sum of the aggregate principal balance of the Accounts immediately following the collection period related to such Payment
                                      Date, not to exceed such class' outstanding principal amount.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                10

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                       BOND SUMMARY (to Call)
-----------------------------------------------------------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------------------------------------------------------
CPR                                     0              3             5             7             9            10            12
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   19.01          13.22         10.53         8.53          7.04          6.44          5.48
Modified Duration                     11.42          8.65          7.29          6.21          5.35          4.99          4.38
First Principal Payment Date        7/15/2003      7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003
Last Principal Payment Date         2/15/2031      5/15/2028     8/15/2025     8/15/2022    10/15/2019     7/15/2018     6/15/2016
Payment Windows (mos.)                 332            299           266           230           196           181           156

Class M-1
-----------------------------------------------------------------------------------------------------------------------------------
CPR                                     0              3             5             7             9            10            12
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   19.01          13.22         10.53         8.53          7.04          6.44          5.48
Modified Duration                     10.69          8.19          6.94          5.95          5.15          4.82          4.24
First Principal Payment Date        7/15/2003      7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003
Last Principal Payment Date         2/15/2031      5/15/2028     8/15/2025     8/15/2022    10/15/2019     7/15/2018     6/15/2016
Payment Windows (mos.)                 332            299           266           230           196           181           156

Class M-2
-----------------------------------------------------------------------------------------------------------------------------------
CPR                                     0              3             5             7             9            10            12
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   19.01          13.22         10.53         8.53          7.04          6.44          5.48
Modified Duration                      9.83          7.63          6.52          5.63          4.91          4.60          4.08
First Principal Payment Date        7/15/2003      7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003
Last Principal Payment Date         2/15/2031      5/15/2028     8/15/2025     8/15/2022    10/15/2019     7/15/2018     6/15/2016
Payment Windows (mos.)                 332            299           266           230           196           181           156

Class B
-----------------------------------------------------------------------------------------------------------------------------------
CPR                                     0              3             5             7             9            10            12
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   19.01          13.22         10.53         8.53          7.04          6.44          5.48
Modified Duration                      8.89          7.01          6.06          5.27          4.63          4.36          3.88
First Principal Payment Date        7/15/2003      7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003
Last Principal Payment Date         2/15/2031      5/15/2028     8/15/2025     8/15/2022    10/15/2019     7/15/2018     6/15/2016
Payment Windows (mos.)                 332            299           266           230           196           181           156


-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                11

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                     BOND SUMMARY (to Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------------------------------------------------------
CPR                                     0              3             5             7             9            10            12
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   19.06          13.33         10.68         8.70          7.21          6.62          5.64
Modified Duration                     11.43          8.68          7.34          6.27          5.42          5.06          4.46
First Principal Payment Date        7/15/2003      7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003
Last Principal Payment Date         3/15/2032      9/15/2030    10/15/2028     3/15/2026     7/15/2023     4/15/2022     1/15/2020
Payment Windows (mos.)                 345            327           304           273           241           226           199

Class M-1
-----------------------------------------------------------------------------------------------------------------------------------
CPR                                     0              3             5             7             9            10            12
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   19.06          13.33         10.68         8.70          7.21          6.62          5.64
Modified Duration                     10.70          8.21          6.98          6.00          5.22          4.88          4.32
First Principal Payment Date        7/15/2003      7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003
Last Principal Payment Date         3/15/2032      9/15/2030    10/15/2028     3/15/2026     7/15/2023     4/15/2022     1/15/2020
Payment Windows (mos.)                 345            327           304           273           241           226           199

Class M-2
-----------------------------------------------------------------------------------------------------------------------------------
CPR                                     0              3             5             7             9            10            12
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   19.06          13.33         10.68         8.70          7.21          6.62          5.64
Modified Duration                      9.83          7.65          6.56          5.68          4.96          4.66          4.14
First Principal Payment Date        7/15/2003      7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003
Last Principal Payment Date         3/15/2032      9/15/2030    10/15/2028     3/15/2026     7/15/2023     4/15/2022     1/15/2020
Payment Windows (mos.)                 345            327           304           273           241           226           199

Class B
-----------------------------------------------------------------------------------------------------------------------------------
CPR                                     0              3             5             7             9            10            12
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   19.06          13.33         10.68         8.70          7.21          6.62          5.64
Modified Duration                      8.90          7.03          6.08          5.31          4.68          4.40          3.93
First Principal Payment Date        7/15/2003      7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003     7/15/2003
Last Principal Payment Date         3/15/2032      9/15/2030    10/15/2028     3/15/2026     7/15/2023     4/15/2022     1/15/2020
Payment Windows (mos.)                 345            327           304           273           241           226           199


-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                12

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                        COLLATERAL SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Account Statistics

                                                      as of the Cut-off Date

-----------------------------------------------------------------------------------------------------------------------------------

  Number of Accounts:                                                   4,212

  Aggregate Current Principal Balance:                        $309,156,047.49



                                                               Average                    Minimum                   Maximum
                                                               -------                    -------                   -------

  Average Current Principal Balance:                               $73,398.87              $16,711.90                  $167,355.85

  Average Original Principal Balance:                              $73,710.67              $17,000.00                  $168,580.00



  Weighted Average Interest Rate:                                      8.793%                  7.248%                      11.500%



  Weighted Average Original Term:                                  352 months              120 months                   360 months

  Weighted Average Remaining Term:                                 346 months              106 months                   360 months



  First Payment Due Date:                                                                June 5, 2000               August 5, 2003

  Scheduled Maturity Date:                                                              March 5, 2012                 July 5, 2033



  Top Property State Concentrations ($):                     Texas (34.07%), Mississippi (13.24%), Alabama (8.25%), Florida
                                                             (6.87%), Louisiana (6.48%).

  Maximum Zip Code Concentration ($):                        77351 (0.27%).
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                13

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
                                            Calculated Scheduled Final Payment

===================================================================================================================================
                                                                                                             Percent of Aggregate
                  Calendar Year                                                  Principal Balance            Principal Balance
             of Calculated Scheduled                       Number                Outstanding as of            Outstanding as of
                  Final Payment                          of Accounts              the Cut-off Date            the Cut-off Date
===================================================================================================================================
 2012                                                             4                     $    143,424.10                       0.05%
-----------------------------------------------------------------------------------------------------------------------------------
 2013                                                             2                          116,285.03                       0.04
-----------------------------------------------------------------------------------------------------------------------------------
 2014                                                             3                          197,735.74                       0.06
-----------------------------------------------------------------------------------------------------------------------------------
 2017                                                            33                        1,843,186.44                       0.60
-----------------------------------------------------------------------------------------------------------------------------------
 2018                                                            21                        1,295,276.38                       0.42
-----------------------------------------------------------------------------------------------------------------------------------
 2021                                                             2                          137,290.85                       0.04
-----------------------------------------------------------------------------------------------------------------------------------
 2022                                                            36                        2,044,080.09                       0.66
-----------------------------------------------------------------------------------------------------------------------------------
 2023                                                            28                        1,659,998.05                       0.54
-----------------------------------------------------------------------------------------------------------------------------------
 2025                                                             5                          218,730.09                       0.07
-----------------------------------------------------------------------------------------------------------------------------------
 2026                                                             3                          161,210.33                       0.05
-----------------------------------------------------------------------------------------------------------------------------------
 2027                                                           250                       14,308,922.57                       4.63
-----------------------------------------------------------------------------------------------------------------------------------
 2028                                                           157                        8,183,186.22                       2.65
-----------------------------------------------------------------------------------------------------------------------------------
 2030                                                             7                          535,108.69                       0.17
-----------------------------------------------------------------------------------------------------------------------------------
 2031                                                             8                          534,914.34                       0.17
-----------------------------------------------------------------------------------------------------------------------------------
 2032                                                         2,122                      162,116,417.06                      52.44
-----------------------------------------------------------------------------------------------------------------------------------
 2033                                                         1,531                      115,660,281.51                      37.41
-----------------------------------------------------------------------------------------------------------------------------------
                       TOTAL                                  4,212                     $309,156,047.49                     100.00%
===================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                14

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
                                                Current Principal Balance

===================================================================================================================================
                                                                                                             Percent of Aggregate
                                                                                 Principal Balance            Principal Balance
                     Range of                              Number                Outstanding as of            Outstanding as of
            Current Principal Balances                   of Accounts              the Cut-off Date            the Cut-off Date
===================================================================================================================================
  Less than $20,000.00                                            1                     $     16,711.90                       0.01%
-----------------------------------------------------------------------------------------------------------------------------------
  20,000.01 - 30,000.00                                          17                          475,211.40                       0.15
-----------------------------------------------------------------------------------------------------------------------------------
  30,000.01 - 40,000.00                                          98                        3,528,550.62                       1.14
-----------------------------------------------------------------------------------------------------------------------------------
  40,000.01 - 50,000.00                                         234                       10,660,597.50                       3.45
-----------------------------------------------------------------------------------------------------------------------------------
  50,000.01 - 60,000.00                                         727                       40,392,458.46                      13.07
-----------------------------------------------------------------------------------------------------------------------------------
  60,000.01 - 70,000.00                                         961                       62,514,186.17                      20.22
-----------------------------------------------------------------------------------------------------------------------------------
  70,000.01 - 80,000.00                                         744                       55,763,199.61                      18.04
-----------------------------------------------------------------------------------------------------------------------------------
  80,000.01 - 90,000.00                                         652                       55,287,783.08                      17.88
-----------------------------------------------------------------------------------------------------------------------------------
  90,000.01 - 100,000.00                                        391                       36,973,066.00                      11.96
-----------------------------------------------------------------------------------------------------------------------------------
 100,000.01 - 110,000.00                                        205                       21,366,278.71                       6.91
-----------------------------------------------------------------------------------------------------------------------------------
 110,000.01 - 120,000.00                                         99                       11,312,330.12                       3.66
-----------------------------------------------------------------------------------------------------------------------------------
 120,000.01 - 130,000.00                                         48                        5,969,443.60                       1.93
-----------------------------------------------------------------------------------------------------------------------------------
 130,000.01 - 140,000.00                                         21                        2,822,814.82                       0.91
-----------------------------------------------------------------------------------------------------------------------------------
 Over $140,000.00                                                14                        2,073,415.50                       0.67
-----------------------------------------------------------------------------------------------------------------------------------
                       TOTAL                                  4,212                     $309,156,047.49                     100.00%
===================================================================================================================================


                                                Original Principal Balance

===================================================================================================================================
                                                                                                             Percent of Aggregate
                                                                                 Principal Balance            Principal Balance
                     Range of                              Number                Outstanding as of            Outstanding as of
           Original Principal Balances                   of Accounts              the Cut-off Date            the Cut-off Date
===================================================================================================================================
  Less than $20,000.00                                            1                     $     16,711.90                       0.01%
-----------------------------------------------------------------------------------------------------------------------------------
  20,000.01 - 30,000.00                                          16                          445,672.25                       0.14
-----------------------------------------------------------------------------------------------------------------------------------
  30,000.01 - 40,000.00                                          96                        3,438,279.54                       1.11
-----------------------------------------------------------------------------------------------------------------------------------
  40,000.01 - 50,000.00                                         220                        9,933,577.81                       3.21
-----------------------------------------------------------------------------------------------------------------------------------
  50,000.01 - 60,000.00                                         719                       39,743,441.24                      12.86
-----------------------------------------------------------------------------------------------------------------------------------
  60,000.01 - 70,000.00                                         965                       62,545,414.32                      20.23
-----------------------------------------------------------------------------------------------------------------------------------
  70,000.01 - 80,000.00                                         741                       55,315,340.36                      17.89
-----------------------------------------------------------------------------------------------------------------------------------
  80,000.01 - 90,000.00                                         656                       55,410,728.59                      17.92
-----------------------------------------------------------------------------------------------------------------------------------
  90,000.01 - 100,000.00                                        401                       37,768,274.74                      12.22
-----------------------------------------------------------------------------------------------------------------------------------
 100,000.01 - 110,000.00                                        214                       22,250,709.82                       7.20
-----------------------------------------------------------------------------------------------------------------------------------
 110,000.01 - 120,000.00                                         97                       11,064,262.84                       3.58
-----------------------------------------------------------------------------------------------------------------------------------
 120,000.01 - 130,000.00                                         50                        6,197,773.48                       2.00
-----------------------------------------------------------------------------------------------------------------------------------
 130,000.01 - 140,000.00                                         20                        2,672,930.22                       0.86
-----------------------------------------------------------------------------------------------------------------------------------
 Over $140,000.00                                                16                        2,352,930.38                       0.76
-----------------------------------------------------------------------------------------------------------------------------------
                       TOTAL                                  4,212                     $309,156,047.49                     100.00%
===================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                15

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
                                             First Scheduled Date of Payment

===================================================================================================================================
                                                                                                             Percent of Aggregate
                                                                                 Principal Balance            Principal Balance
                     Year of                               Number                Outstanding as of            Outstanding as of
              First Date of Payment                      of Accounts              the Cut-off Date            the Cut-off Date
===================================================================================================================================
 2000                                                             9                     $    598,045.64                       0.19%
-----------------------------------------------------------------------------------------------------------------------------------
 2001                                                            12                          735,434.12                       0.24
-----------------------------------------------------------------------------------------------------------------------------------
 2002                                                         2,229                      165,033,243.02                      53.38
-----------------------------------------------------------------------------------------------------------------------------------
 2003                                                         1,962                      142,789,324.71                      46.19
-----------------------------------------------------------------------------------------------------------------------------------
                       TOTAL                                  4,212                     $309,156,047.49                     100.00%
===================================================================================================================================


                                                      Interest Rate

===================================================================================================================================
                                                                                                             Percent of Aggregate
                                                                                 Principal Balance            Principal Balance
                     Range of                              Number                Outstanding as of            Outstanding as of
                  Interest Rates                         of Accounts              the Cut-off Date            the Cut-off Date
===================================================================================================================================
  7.001 - 7.500%                                                184                     $ 14,121,212.99                       4.57%
-----------------------------------------------------------------------------------------------------------------------------------
  7.501 - 8.000%                                                241                       17,840,860.66                       5.77
-----------------------------------------------------------------------------------------------------------------------------------
  8.001 - 8.500%                                              1,994                      151,673,264.64                      49.06
-----------------------------------------------------------------------------------------------------------------------------------
  8.501 - 9.000%                                                512                       37,392,023.21                      12.09
-----------------------------------------------------------------------------------------------------------------------------------
  9.001 - 9.500%                                                533                       37,224,155.25                      12.04
-----------------------------------------------------------------------------------------------------------------------------------
  9.501 - 10.000%                                               308                       21,414,874.83                       6.93
-----------------------------------------------------------------------------------------------------------------------------------
 10.001 - 10.500%                                               259                       17,058,599.99                       5.52
-----------------------------------------------------------------------------------------------------------------------------------
 10.501 - 11.000%                                               138                        9,249,826.55                       2.99
-----------------------------------------------------------------------------------------------------------------------------------
 11.001 - 11.500%                                                43                        3,181,229.37                       1.03
-----------------------------------------------------------------------------------------------------------------------------------
                       TOTAL                                  4,212                     $309,156,047.49                     100.00%
===================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                16

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
                                                Geographical Distribution

===================================================================================================================================
                                                                                                             Percent of Aggregate
                                                                                 Principal Balance            Principal Balance
                                                           Number                Outstanding as of            Outstanding as of
                      State                              of Accounts              the Cut-off Date            the Cut-off Date
===================================================================================================================================
 Texas                                                        1,376                     $105,331,319.24                      34.07%
-----------------------------------------------------------------------------------------------------------------------------------
 Mississippi                                                    640                       40,919,906.00                      13.24
-----------------------------------------------------------------------------------------------------------------------------------
 Alabama                                                        364                       25,495,989.16                       8.25
-----------------------------------------------------------------------------------------------------------------------------------
 Florida                                                        286                       21,246,182.00                       6.87
-----------------------------------------------------------------------------------------------------------------------------------
 Louisiana                                                      288                       20,027,686.59                       6.48
-----------------------------------------------------------------------------------------------------------------------------------
 South Carolina                                                 226                       17,224,049.78                       5.57
-----------------------------------------------------------------------------------------------------------------------------------
 North Carolina                                                 167                       14,424,810.97                       4.67
-----------------------------------------------------------------------------------------------------------------------------------
 Georgia                                                        172                       13,096,295.75                       4.24
-----------------------------------------------------------------------------------------------------------------------------------
 Virginia                                                       131                       11,504,778.09                       3.72
-----------------------------------------------------------------------------------------------------------------------------------
 Tennessee                                                      137                       10,093,409.48                       3.26
-----------------------------------------------------------------------------------------------------------------------------------
 Oklahoma                                                       132                        9,752,352.06                       3.15
-----------------------------------------------------------------------------------------------------------------------------------
 Arkansas                                                       145                        9,381,546.76                       3.03
-----------------------------------------------------------------------------------------------------------------------------------
 Kentucky                                                        64                        4,584,537.88                       1.48
-----------------------------------------------------------------------------------------------------------------------------------
 West Virginia                                                   54                        3,898,077.83                       1.26
-----------------------------------------------------------------------------------------------------------------------------------
 Missouri                                                        12                          896,501.48                       0.29
-----------------------------------------------------------------------------------------------------------------------------------
 New Mexico                                                       6                          513,651.97                       0.17
-----------------------------------------------------------------------------------------------------------------------------------
 Ohio                                                             8                          501,896.13                       0.16
-----------------------------------------------------------------------------------------------------------------------------------
 Illinois                                                         4                          263,056.32                       0.09
-----------------------------------------------------------------------------------------------------------------------------------
                       TOTAL                                  4,212                     $309,156,047.49                     100.00%
===================================================================================================================================


                                                    Construction Level

===================================================================================================================================
                                                                                                             Percent of Aggregate
                                                                                 Principal Balance            Principal Balance
                                                           Number                Outstanding as of            Outstanding as of
                Construction Level                       of Accounts              the Cut-off Date            the Cut-off Date
===================================================================================================================================
 90% Plus                                                     3,543                     $270,289,570.17                      87.43%
-----------------------------------------------------------------------------------------------------------------------------------
 Partial                                                        437                       26,453,863.10                       8.56
-----------------------------------------------------------------------------------------------------------------------------------
 Shell                                                          229                       12,116,041.75                       3.92
-----------------------------------------------------------------------------------------------------------------------------------
 Modular                                                          3                          296,572.47                       0.10
-----------------------------------------------------------------------------------------------------------------------------------
                       TOTAL                                  4,212                     $309,156,047.49                     100.00%
===================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                17

-----------------------------------------------------------------------------------------------------------------------------------
      Mid-State Trust XI,
      Asset Backed Notes                                                                             [Walter Industries, Inc. LOGO]
      $295,240,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Model Type

===================================================================================================================================
                                                                                                             Percent of Aggregate
                                                                                 Principal Balance            Principal Balance
                                                           Number                Outstanding as of            Outstanding as of
                   Model Type*                           of Accounts              the Cut-off Date            the Cut-off Date
===================================================================================================================================
 President II                                                   512                     $ 43,933,203.02                      14.21%
-----------------------------------------------------------------------------------------------------------------------------------
 American                                                       333                       18,423,619.78                       5.96
-----------------------------------------------------------------------------------------------------------------------------------
 Victorian                                                      187                       15,428,061.00                       4.99
-----------------------------------------------------------------------------------------------------------------------------------
 Savannah                                                       231                       14,736,622.85                       4.77
-----------------------------------------------------------------------------------------------------------------------------------
 Salem                                                          216                       13,996,255.89                       4.53
-----------------------------------------------------------------------------------------------------------------------------------
 Foxborough                                                     127                       11,070,557.37                       3.58
-----------------------------------------------------------------------------------------------------------------------------------
 Plantation                                                     113                       11,010,222.22                       3.56
-----------------------------------------------------------------------------------------------------------------------------------
 Columbia                                                       173                       10,785,412.24                       3.49
-----------------------------------------------------------------------------------------------------------------------------------
 Chadwick                                                       152                       10,512,808.65                       3.40
-----------------------------------------------------------------------------------------------------------------------------------
 Madison II                                                     132                        9,904,757.37                       3.20
-----------------------------------------------------------------------------------------------------------------------------------
 Other                                                        2,036                      149,354,527.10                      48.31
-----------------------------------------------------------------------------------------------------------------------------------
                       TOTAL                                  4,212                     $309,156,047.49                     100.00%
===================================================================================================================================

* For pictures of the models, please visit the Jim Walter Homes website.

                                                    Delinquency Status

===================================================================================================================================
                                                                                                             Percent of Aggregate
                                                                                 Principal Balance            Principal Balance
                                                           Number                Outstanding as of            Outstanding as of
                Delinquency Status                       of Accounts              the Cut-off Date            the Cut-off Date
===================================================================================================================================
  0 - 30 days                                                 4,166                     $305,820,418.52                      98.92%
-----------------------------------------------------------------------------------------------------------------------------------
 31 - 60 days                                                    46                        3,335,628.97                       1.08
-----------------------------------------------------------------------------------------------------------------------------------
                       TOTAL                                  4,212                     $309,156,047.49                     100.00%
===================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                18